--------------------------------
                               ------------------
                                MAIRS AND POWER
                               GROWTH FUND, INC.
                               ------------------

2ND QUARTER REPORT

June 30, 1998

                                                                 August 21, 1998

To Our Shareholders:

  On June 30, 1998, the net asset value per share of Mairs and Power Growth Fund was $92.56, a 7.2% increase from the year-end valuation. This compares with returns of 17.6% for the Standard and Poor's 500 Stock Index and 14.1% for the Dow Jones Industrial Average. These two indexes were driven by a relatively small number of large capitalization stocks that had strong gains during the period. Mairs and Power Growth Fund holds a blend of large, medium, and small capitalization stocks. Therefore, we will also use a third bench-mark, which is the Russell 2000. This is an index of 2,000 medium and small companies which registered a 4.9% return for the period. We believe that our shareholders are well served by our exposure to mid-cap and small-cap stocks that historically experience higher growth rates than that of very large companies. For the ten year period ending June 30, the Fund registered an average annual return of 20.0%, outpacing the 18.5% return of the Standard and Poor's 500 Stock Index as well as the 13.6% return of the Russell 2000. According to a WALL STREET JOURNAL study, the Fund ranked among the twenty-five best performing diversified stock funds for that ten year period.

  FORBES magazine, in the August 24 issue, presented its annual survey of mutual funds covering 1,200 funds. Each year the survey includes an Honor Roll of twelve funds as measured by performance, preservation of capital in declining markets, tax efficiency and continuity of management. For the second year in a row, Mairs and Power Growth Fund appeared in 1st place on that list. In addition, FORBES also designated twenty stock funds based on superior performance coupled with low operating costs. The Fund appeared on that list as well for the second consecutive year. MONEY magazine devoted much of the June issue to the Best 100 Mutual Funds and the Fund was included in that group.

  The U.S. economy continues to perform remarkably well. Growth moderated in the second quarter with GDP rising at an annual rate of 1.4%. However, the first quarter rate of 5.5% was clearly unsustainable. For the first half of the year, GDP rose at an average rate of 3.5%. Despite this strong growth, inflation remained well contained with consumer prices rising at a 1.5% rate. While there is continuing concern about economic developments in Japan and the rest of Asia, the average effect on the U.S. economy and corporate profits has been relatively modest. However, the impact on specific companies and industries has been highly variable. We continue to believe that this country is enjoying a longlasting period of economic and profit expansion coupled with moderate inflation which is a very favorable environment for common stocks. The major stock market indexes have experienced a 10% correction since mid-July. However, the broader market has suffered a sharper decline. The average stock on the New York stock exchange has declined almost 30% from its 52-week high. We believe that most stocks are fairly valued at current levels and believe that stock prices should strengthen in the months ahead. While growth in corporate earnings has moderated this year as we anticipated, we still expect earnings to rise a solid 5-6% this year with similar increases in 1999. We regard this to be the major underpinning for stronger stock prices. Because the market has provided very high returns during the past sixteen years, some investors are projecting similar returns in the future. We note that Mairs and Power Growth Fund has registered an average annual return of 12.4% since its inception almost 40 years ago. We believe that the future average rate of return may approximate that benchmark.

                                                                 George A. Mairs
                                                                       President

SCHEDULE OF INVESTMENTS AT JUNE 30, 1998
--------------------------------------------------------------------------------

NUMBER OF
 SHARES                   COMMON STOCKS                 MARKET VALUE
---------   ------------------------------------------  -------------
            CHEMICAL 5.2%
 530,000    Ecolab, Inc.                                $ 16,430,000
 222,500    H. B. Fuller                                  12,334,844
                                                        -------------
                                                          28,764,844
                                                        -------------
            CONSUMER 10.0%
  83,000    Darden Restaurants                             1,317,625
 247,000    General Mills, Inc.                           16,888,625
 470,000    Hormel Foods                                  16,244,375
 422,610    Jostens, Inc.                                 10,089,814
 325,800    The Toro Company                              11,158,650
                                                        -------------
                                                          55,699,089
                                                        -------------
            DRUGS AND HOSPITAL SUPPLIES 9.2%
 282,000    Baxter International, Inc.                    15,175,125
 215,000    Johnson & Johnson                             15,856,250
 186,000    Pfizer Inc.                                   20,215,875
                                                        -------------
                                                          51,247,250
                                                        -------------
            FINANCIAL 15.5%
 520,000    Norwest Corporation                           19,435,000
 320,000    ReliaStar Financial Corporation               15,360,000
 366,000    St. Paul Companies, Inc.                      15,394,875
 570,000    TCF Financial Corporation                     16,815,000
 450,000    U.S. Bancorp                                  19,350,000
                                                        -------------
                                                          86,354,875
                                                        -------------
            INFORMATION SERVICES 9.3%
 460,000    Deluxe Corp.                                  16,473,750
 875,000    Merrill Corporation                           19,304,687
 668,400    National Computer Systems Inc.                16,041,600
                                                        -------------
                                                          51,820,037
                                                        -------------
            MEDICAL DEVICES 6.8%
 386,000    Medtronic, Incorporated                       24,607,500
 355,000    St. Jude Medical, Inc.*                       13,068,437
                                                        -------------
                                                          37,675,937
                                                        -------------
            RETAILING 5.7%
 368,000    Dayton Hudson Corporation                     17,848,000
 314,000    SUPERVALU Inc.                                13,933,750
                                                        -------------
                                                          31,781,750
                                                        -------------
            TECHNOLOGY 15.5%
 230,000    Ceridian*                                     13,512,500
 298,050    Emerson Electric Co.                          17,994,769
 220,000    Honeywell Inc.                                18,383,750
 987,100    MTS Systems Corporation                       15,855,294
 193,000    Minnesota Mining & Manufacturing Company      15,862,187
 578,500    T S I Inc.                                     4,700,313
                                                        -------------
                                                          86,308,813
                                                        -------------
            TELECOMMUNICATIONS 3.8%
 589,000    ADC Telecommunications Inc.*                  21,516,906
                                                        -------------
            OTHER INDUSTRIALS 13.8%
 374,000    Bemis Company, Inc.                           15,287,250
 852,300    BMC Industries, Inc.                           7,457,625
 150,000    Burlington Northern Santa Fe                  14,728,125
 211,800    Donaldson Company, Inc.                        5,003,775
 418,350    Graco Inc.                                    14,589,956
 355,800    Imation Corporation*                           5,892,938
 300,000    Weyerhaeuser Company                          13,856,250
                                                        -------------
                                                          76,815,919
                                                        -------------
            TOTAL COMMON STOCKS 94.8%                   $527,985,420
                                                        -------------
            OTHER ASSETS IN EXCESS OF LIABILITIES 5.2%    28,834,880
                                                        -------------
            NET ASSETS 100%                             $556,820,300
                                                        -------------
                                                        -------------

  *Non-income producing

STATEMENT OF NET ASSETS AT JUNE 30, 1998
--------------------------------------------------------------------------------

ASSETS
Common stocks as annexed, at market value (cost $376,046,145)....................................   $527,985,420
Cash.............................................................................................     29,802,674
Dividends and interest receivable................................................................        596,620
Receivables for securities sold, not yet delivered...............................................              0
Prepaid expense..................................................................................         97,905
                                                                                                    ------------
                                                                                                    $558,482,619
LIABILITIES
Accrued management fee..................................................  $     274,810
Accrued custodian and transfer agent fee................................         77,680
Payable for securities purchased, not yet received......................      1,309,829                1,662,319
                                                                          -------------             ------------
NET ASSETS
Equivalent to $92.56 per share on 6,015,593 shares outstanding...................................   $556,820,300
                                                                                                    ------------
                                                                                                    ------------

STATEMENT OF CHANGES IN NET ASSETS FOR THE SIX MONTHS ENDED JUNE 30, 1998
--------------------------------------------------------------------------------

NET ASSETS, December 31, 1997....................................................................   $412,590,619
Net investment income, per statement below..............................  $   2,384,184
Net accrued income in price of shares sold and repurchased (Note B).....              0
                                                                          -------------
                                                                              2,384,184
Reversal of Capital Gain Distribution Paid..............................          3,038
Distribution to Shareholders............................................     (2,095,437)                 291,785
                                                                          -------------
Fund shares issued and repurchased:
  Received for 1,627,733 shares issued..................................    147,877,800
  Paid for 372,655 shares repurchased...................................    (34,209,832)             113,667,968
                                                                          -------------
Increase in unrealized net appreciation (depreciation) of investments............................     29,126,561
Net gain or (loss) realized from sales of securities.............................................      1,143,367
Distribution from net realized gain..............................................................              0
                                                                                                    ------------
NET ASSETS, June 30, 1998........................................................................   $556,820,300
                                                                                                    ------------
                                                                                                    ------------

STATEMENT OF NET INVESTMENT INCOME FOR THE SIX MONTHS ENDED JUNE 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividends........................................................................................   $  3,672,035
Interest.........................................................................................        733,705
                                                                                                    ------------
                                                                                                       4,405,740
EXPENSES
Management fee (Note A).................................................  $   1,538,413
Fees and expenses of custodian, transfer agent and
 dividend disbursing agent (Note A).....................................        263,764
Legal and auditing fees and expenses....................................         16,470
Insurance...............................................................          5,878
Other Fees and Expenses.................................................        197,031                2,021,556
                                                                          -------------             ------------
NET INVESTMENT INCOME............................................................................   $  2,384,184
                                                                                                    ------------
                                                                                                    ------------

NOTE A: The investment advisory fee was paid to Mairs and Power, Inc., which is owned by individuals who are directors and officers of the Fund, for its services as investment adviser. Investment advisory fees are paid to the adviser pursuant to an advisory agreement approved by the Directors of the Fund. The advisor fee is computed each month and is 1/20th of one percent of the net asset value of the Fund on the last valuation day of the month. The transfer agent fee was paid to Firstar Trust Company which serves as transfer agent.

NOTE B: As of January 1, 1998, the Fund has retroactively elected to discontinue the use of the equalization method of accounting. The now current method being applied is more consistent with industry standard. The change has no impact on the net asset value per share.

SUPPLEMENTARY INFORMATION: 1) Each director of the Fund not affiliated with Mairs and Power, Inc. received $9,000.00 compensation for meetings attended during this six month period. No compensation was paid to any other director or officer of the Fund. 2) No provision has been made for federal income taxes as it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to investment companies and to make distributions of income and security profits which will be sufficient to relieve it from all or substantially all income taxes. 3) Purchases and sales of investment securities during the six months ended June 30, 1998 aggregated $109,110,225 and $1,155,011 respectively. 4) An annual meeting of shareholders was held on May 18, 1998 for the purposes of: (a) Election of six directors; (b) to amend the Articles of Incorporation of the Fund to increase the total number of authorized shares to 25,000,000; and (c) to ratify the selection of Ernst & Young LLP as independent auditors for the Fund. Of the 5,572,521 shares outstanding on record date of March 31, 1998, the following votes were cast:

                                                                                                 SHARES
                                    PROPOSAL                                      SHARES FOR     AGAINST    ABSTAINING
--------------------------------------------------------------------------------  -----------  -----------  -----------
                           Elect George A. Mairs, III                              2,920,179       20,995            0
                             Elect William B. Frels                                2,919,592       21,582            0
                              Elect Peter G. Robb                                  2,918,403       22,772            0
                              Elect Charlton Dietz                                 2,907,325       33,849            0
                           Elect Donald E. Garretson                               2,912,915       28,259            0
                            Elect J. Thomas Simonet                                2,920,113       21,061            0
          Increase the total number of authorized shares to 25,000,000             2,607,208      200,335      133,631
                Ratify Ernst & Young LLP as Independent Auditors                   2,841,508       24,561       75,105

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                                MAIRS AND POWER
                               GROWTH FUND, INC.

                          ---------------------------

                                 A NO-LOAD FUND

 W-1420 FIRST NATIONAL BANK BUILDING, 332 MINNESOTA STREET, ST. PAUL, MINNESOTA
                                   55101-1363
                                  651-222-8478
                     SHAREHOLDER INFORMATION: 800-304-7404

SUMMARY OF FINANCIAL INFORMATION
--------------------------------------------------------------------------------

This table covers a period of generally rising common stock prices. The results shown should not be considered as a representation of the dividend income or capital gain or loss which may result from an investment made in the Fund today.

                                                                         PER SHARE
                                                    ---------------------------------------------------
                                                                     DISTRIBUTIONS        DIVIDENDS
                                                                      OF REALIZED         FROM NET
                         SHARES       TOTAL NET       NET ASSET       SECURITIES         INVESTMENT
       DATES          OUTSTANDING       ASSETS          VALUE            GAINS             INCOME
--------------------  ------------   ------------   -------------  -----------------  -----------------
Dec. 31, 1978             998,265      13,282,487         13.31                                0.35
Dec. 31, 1979             914,635      14,104,765         15.42                                0.45
Dec. 31, 1980             840,882      14,540,014         17.29                                0.55
Dec. 31, 1981             861,678      13,148,158         15.26        $    0.74               0.60
Dec. 31, 1982             850,942      16,784,217         19.72             0.58               0.50
Dec. 31, 1983             881,592      18,972,177         21.52             0.70               0.48
Dec. 31, 1984             872,069      17,304,204         19.84             0.76               0.46
Dec. 31, 1985             856,738      21,553,457         25.16             0.86               0.46
Dec. 31, 1986             893,850      22,235,453         24.88             2.74               0.40
Dec. 31, 1987             914,139      19,816,097         21.68             2.29               0.48
Dec. 31, 1988             929,039      20,630,251         22.21             1.21               0.41
Dec. 31, 1989             866,584      22,630,081         26.11             1.83               0.43
Dec. 31, 1990             867,432      22,501,587         25.94             0.70               0.42
Dec. 31, 1991             904,023      31,440,529         34.78             1.58               0.39
Dec. 31, 1992             956,814      34,363,306         35.91             1.16               0.40
Dec. 31, 1993           1,006,285      39,081,010         38.84             1.22               0.43
Dec. 31, 1994           1,064,019      41,889,850         39.37             0.98               0.65
Dec. 31, 1995           1,245,325      70,536,880         56.64             1.51               0.56
Dec. 31, 1996           2,161,246     150,161,759         69.48             1.39               0.71
Dec. 31, 1997           4,760,515     412,590,619         86.67             1.69               1.00
Jun. 30, 1998           6,015,593     556,820,300         92.56                                0.35

No adjustment has been made for any income tax payable by shareholders on capital gain distributions accepted in shares.

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective Prospectus. Please call or write if you desire further information.

    AVERAGE ANNUAL TOTAL RETURNS--THE AVERAGE ANNUAL TOTAL RETURNS FOR THE FUND (PERIODS ENDED JUNE 30, 1998) ARE AS FOLLOWS:

          1 YEAR: +16.2%        5 YEARS: +24.3%        10 YEARS: +20.0%

  PAST INVESTMENT RESULTS SHOULD NOT BE TAKEN AS NECESSARILY REPRESENTATIVE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                             OFFICERS AND DIRECTORS
--------------------------------------------------------------------------------

George A. Mairs, III     William B. Frels           Peter G. Robb          Lisa J. Hartzell
    President and          Secretary and          Vice-President and          Treasurer
      Director               Director                  Director
   Charlton Dietz                     Donald E. Garretson                 J. Thomas Simonet
      Director                             Director                            Director